SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   October 23, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                     0-20199                   43-1420563
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
        of corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                   63043
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:           (314) 770-1666
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On October 23, 2002, Express Scripts, Inc. (the "Company") issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following Exhibit is filed as part of this report on Form 8-K:

             Exhibit 99.1 - Selected unaudited financial information from the Company's press release dated October 23, 2002.

Item 9.   Regulation FD Disclosure

          The following information is furnished pursuant to Regulation FD.

             The Company's October 23, 2002 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXPRESS SCRIPTS, INC.



Date:   October 23, 2002                By: /s/ Barrett A. Toan
                                           -------------------------------------
                                            Barrett A. Toan
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION

  99.1          Unaudited Financial Information, date October 23, 2002

  99.2          Press release, dated October 23, 2002